Federated Real Return Bond Fund

A Portfolio of Federated Income Securities Trust

Summary PROSPECTUS

May 31, 2010

CLASS A SHARES (TICKER RRFAX)
CLASS C SHARES (TICKER RRFCX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/prospectus. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated May 31, 2010, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to provide current income and real total returns by investing in inflation-indexed bonds, other fixed-income securities and derivatives.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund's investment objective is to provide current income and real total returns. The reference to “real” means a total return in excess of the rate of inflation as measured by year-to-year changes in the consumer price index.

RISK/RETURN SUMMARY: FEES AND EXPENSES

Shareholder Fees	Class A	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.40%	0.40%
Distribution (12b-1) Fee	0.05%	0.75%
Other Expenses	2.27%	2.25%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	2.77%	3.45%
Fee Waivers and/or Expense Reimbursements[1]	2.02%	1.95%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.75%	1.50%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's Class A Shares and Class C Shares (after voluntary waivers and/or reimbursements) will not exceed 0.70% and 1.45%, respectively, (the “Fee Limit”) through the later of (the “Termination Date”): (a) May 31, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund's Class A Shares and Class C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A Shares and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A Shares and Class C Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
Class A:
Expenses assuming redemption	$717	$1,270	$1,848	$3,410
Expenses assuming no redemption	$717	$1,270	$1,848	$3,410
Class C:
Expenses assuming redemption	$448	$1,059	$1,793	$3,730
Expenses assuming no redemption	$348	$1,059	$1,793	$3,730

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS, PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund pursues its investment objective by investing primarily in investment-grade, inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities and corporations. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The Fund may invest in derivative instruments, such as credit default swap agreements, to synthesize inflation-indexed bonds. In addition, the Fund may invest in high-yield, foreign and non-U.S. dollar inflation-indexed fixed-income securities when the Adviser considers the risk-return prospects of those sectors to be attractive. There is no limitation on the maturity or remaining maturity of the fixed-income securities purchased by the Fund. The Adviser actively manages the Fund's portfolio seeking to outperform the Fund's benchmark, the Barclays Capital U.S. (TIPS) Index (formerly known as Lehman Brothers U.S. TIPS Index). The Adviser seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the types of inflation-indexed bonds that the Adviser expects to offer the best balance between real total return and risk and thus offer the greatest potential for return.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Interest rate risks on inflation-indexed bonds can be more difficult to model than other types of bonds.
  Risks of Investing in Inflation-Indexed Securities. As more fully described in this Prospectus, the value of inflation-indexed securities may decline when interest rates rise and inflation declines. Additionally, it is possible that the interest payments on inflation-indexed securities may be reduced to the point that there is not any net income to distribute.
  Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Many fixed-income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
  Call Risks. Call risk is the possibility that an issuer may redeem a fixed- income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.
  Prepayment Risks. Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

  Liquidity Risks. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.
  Sector Risks. A substantial part of the Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers.
  Risks Associated with Noninvestment-Grade Securities. Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.
  Risks Related to the Economy. Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

  Risks Associated with Complex “Collateralized Mortgage Obligations (CMOs).” CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.
  Currency Risks. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Emerging Markets Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, currency, liquidity and leverage risks.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The bar chart and performance table below reflect historical performance data for the Fund's Class A Shares. The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart for the Fund's Class A Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the three-month period from January 1, 2010 to March 31, 2010 was 0.18%.

Within the periods shown in the bar chart, the Fund's Class A Shares highest quarterly return was 4.72% (quarter ended September 30, 2007). Its lowest quarterly return was (3.20)% (quarter ended September 30, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Returns After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(For the Period Ended December 31, 2009)
	1 Year	Since Inception 10/18/2006
Class A Shares:
Return Before Taxes	6.20%	5.00%
Return After Taxes on Distributions	5.62%	4.67%
Return After Taxes on Distributions and Sale of Fund Shares	4.02%	4.44%
Class C Shares:
Return Before Taxes	9.89%	6.00%
Barclays Capital U.S. TIPS Index[1]	11.41%	6.30%
(reflects no deduction for fees, expenses or taxes)
1	The Barclays Capital U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of $100 million.

Fund Management

The Fund's Investment Adviser is Federated Investment Management Company.

Donald T. Ellenberger, Senior Portfolio Manager, has been the Fund's portfolio manager since inception.

Bryan J. Dingle, Portfolio Manager, has been the Fund's portfolio manager since November 2009.

PURCHASE AND SALE OF FUND SHARES

The minimum investment amount for the Fund's Class A Shares and Class C Shares is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. The minimum subsequent investment for Systematic Investment Programs in Class A Shares and Class C Shares is $50.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

Tax Information

The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Federated Real Return Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-4577

Cusip 31420C779
Cusip 31420C761

Q450288 (5/10)

Federated is a registered mark of Federated Investors, Inc.
2010 Federated Investors, Inc.